UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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BUSINESS DEVELOPMENT CORPORATION OF AMERICA

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BUSINESS DEVELOPMENT CORPORATION OF AMERICA

405 Park Avenue — 3rd Floor
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, May 29, 2014

April 29, 2014

To the Stockholders of Business Development Corporation of America:

I am pleased to invite our stockholders to the 2014 Annual Meeting of Stockholders (“Annual Meeting”) of Business Development Corporation of America, a Maryland corporation (the “Company”). The Annual Meeting will be held on Thursday, May 29, 2014 at The Core Club, located at 66 E. 55th Street, New York, NY 10022, commencing at 2:30 p.m. (local time). At the Annual Meeting, you will be asked to (i) elect five members to the Company’s Board of Directors and (ii) consider and act on such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Our Board of Directors has fixed the close of business on Monday, April 14, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Record holders of shares of our common stock, par value $0.001 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about the proposals or would like additional copies of the proxy statement, please contact our proxy solicitor, Boston Financial Data Services, Inc., at 1-888-772-2337.

Whether you own a few or many shares and whether you plan to attend the Annual Meeting in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. You may authorize a proxy to vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may vote your shares by marking your votes on the proxy card, signing and dating it and mailing it in the postage paid return envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, reminding you to vote your shares.

You are cordially invited to attend the Annual Meeting. Your vote is important.

By Order of the Board of Directors,

/s/ Nicholas Radesca

Nicholas Radesca,
Chief Financial Officer, Treasurer and Secretary

Business Development Corporation of America

i

Business Development Corporation of America
405 Park Avenue — 3rd Floor
New York, New York 10022

PROXY STATEMENT

The accompanying proxy card, mailed together with this proxy statement (this “Proxy Statement”) and our 2013 Annual Report, is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of Business Development Corporation of America, a Maryland corporation (the “Company”), for use at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 405 Park Avenue — 3rd Floor, New York, New York 10022. This Proxy Statement, Notice of Annual Meeting and our 2013 Annual Report were first mailed to our stockholders on or about Tuesday, April 29, 2014.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Stockholders Meeting To Be Held on Thursday, May 29, 2014

This Proxy Statement and our 2013 Annual Report are available at:
www.2voteproxy.com/arc.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on Thursday, May 29, 2014, commencing at 2:30 p.m. (local time) at The Core Club, located at 66 E. 55th Street, New York, NY 10022.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	elect 5 directors for one-year terms expiring in 2015 and until their successors are duly elected and qualified; and
2.	consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.

Who can vote at the Annual Meeting?

The record date for the determination of holders of shares of our Common Stock (as defined below) entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, is the close of business on April 14, 2014. As of the record date, approximately 101,116,193 shares of our common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?

Each share of Common Stock has one vote on each matter considered at the Annual Meeting or any adjournment or postponement thereof. The enclosed proxy card shows the number of shares of Common Stock you are entitled to vote.

How may I vote?

You may vote in person at the Annual Meeting or by proxy. Instructions for in person voting can be obtained by calling our proxy solicitor, Boston Financial Data Services, Inc. (“Boston Financial”) at 1-888-772-2337. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy card in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at www.2voteproxy.com/arc; or
•	by telephone, by calling 1-800-830-3542.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card enclosed with this Proxy Statement. You may also vote your shares at the Annual Meeting. If you attend the Annual Meeting, you may submit your vote in person, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” the election of the nominees for director named in the proxy.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169; or (ii) by attending the Annual Meeting and voting in person. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What vote is required to approve each item?

There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of a plurality of votes cast at the meeting. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the vote. A “broker non-vote” occurs when a broker who holds shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or the Company’s charter (the “Charter”).

What constitutes a “quorum”?

The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.

Will you incur expenses in soliciting proxies?

We are soliciting the proxy on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Boston Financial to aid in the solicitation of proxies. Boston Financial will receive a fee of approximately $121,400, which includes the reimbursement for certain costs and out of pocket expenses incurred in connection with their services, all of which will be paid by us. In addition, our directors and officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this Proxy Statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the U.S. Securities and Exchange Commission (the “SEC”), we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares of our Common Stock.

As the date of the Annual Meeting approaches, certain stockholders may receive a telephone call from a representative of Boston Financial if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Boston Financial representative is required to ask for each stockholder’s full name and address, or the zip code or control number, and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the Boston Financial representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Boston Financial, then the Boston Financial representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the Boston Financial representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Boston Financial will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter to confirm his or her vote and to ask the stockholder to call Boston Financial immediately if his or her instructions are not correctly reflected in the confirmation.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call us at (212) 415-6500. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our Annual Report or Proxy Statement as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling us at (212) 415-6500 or by mailing a request to Business Development Corporation of America, 405 Park Avenue, New York, New York 10022, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my shares?

Please call Boston Financial, our proxy solicitor, at 1-888-772-2337.

How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted for presentation at our 2015 annual meeting and included in the proxy material for next year’s annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on November 30, 2014 and ending at 5:00 p.m., Eastern Time, on December 30, 2014. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: Business Development Corporation of America 405 Park Avenue — 3rd Floor, New York, New York 10022, Attention: Nicholas Radesca, Chief Financial Officer, Treasurer and Secretary. For additional information, see the section in this Proxy Statement captioned “Stockholder Proposals for the 2015 Annual Meeting.”

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE ANNUAL MEETING IN 2015 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED “FOR” OR “AGAINST” SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Board of Directors, including our independent directors, is responsible for monitoring and supervising the performance of our day-to-day operations by BDCA Adviser, LLC (the “Adviser”). Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies. The Charter and bylaws provide that the number of directors shall be fixed by a resolution of the Board of Directors; provided, however, that from the commencement of the Company’s ongoing initial public offering the number of directors shall never be less than three or greater than fifteen. The number of directors on the Board is currently fixed at five.

The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2015 annual meeting of stockholders and until his or her successor is duly elected and qualifies: Nicholas S. Schorsch, William M. Kahane, Leslie D. Michelson, William G. Stanley and Edward G. Rendell. Each nominee currently serves as a director of the Company. Messrs. Schorsch, Kahane, Michelson, Stanley and Rendell have indicated their willingness to continue to serve if elected and have consented to be named as nominees. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

The proxy holder named on the enclosed proxy card intends to vote “FOR” the election of each of the five nominees. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Directors will be elected by a plurality of votes cast at the Annual Meeting, provided that a quorum is present. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote.

If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.

Nominees

The table set forth below lists the names and ages of each of the nominees as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company:

Name	Age	Position
Nicholas S. Schorsch	53	Chairman and Chief Executive Officer
William M. Kahane	66	Director
Leslie D. Michelson	63	Independent Director
William G. Stanley	58	Independent Director
Edward G. Rendell	70	Independent Director

Business Experience of Nominees

Nicholas S. Schorsch

Nicholas S. Schorsch has served as an interested director and chief executive officer of the Company since its formation in May 2010. Mr. Schorsch served as chairman of the board of directors of American Realty Capital Trust, Inc. (“ARCT”) until January 2013 when ARCT closed its merger with Realty Income Corporation and, until March 2012, the chief executive officer, of ARCT, the ARCT advisor and the ARCT property manager since their formation in August 2007. Mr. Schorsch has served as chairman and the chief executive officer of New York REIT, Inc. (formerly American Realty Capital New York Recovery REIT, Inc.) (“NYRT”), the NYRT property manager and the NYRT advisor since their formation in October 2009. Mr. Schorsch has served as the chief executive officer of the Phillips Edison-ARC Shopping Center REIT Inc. (“PE-ARC”) advisor since its formation in December 2009. Mr. Schorsch has been the chairman and the chief executive officer of American Realty Capital — Retail Centers of America, Inc. (“ARC RCA”) and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Schorsch has been the chairman and the chief executive officer of American Realty Capital Healthcare Trust, Inc. (“ARC HT”), the

ARC HT advisor and the ARC HT property manager since their formation in August 2010. Mr. Schorsch has been the chairman and chief executive officer of American Realty Capital Daily Net Asset Value Trust, Inc. (“ARC DNAV”), the ARC DNAV advisor and the ARC DNAV property manager since their formation in September 2010. Mr. Schorsch also has been the chairman and chief executive officer of American Realty Capital Properties, Inc. (“ARCP”) and the ARCP advisor since their formation December 2010 and November 2010, respectively. Mr. Schorsch served as chairman and chief executive officer of American Realty Capital Trust III, Inc. (“ARCT III”), the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with ARCP in February 2013. Mr. Schorsch has been the chairman and chief executive officer of American Realty Capital Global Trust, Inc. (“ARC Global”), the ARC Global advisor and the ARC Global property manager since their formation in July 2011, July 2011 and January 2012, respectively. Mr. Schorsch has served as the chief executive officer and chairman of the board of directors of American Realty Capital Trust IV, Inc. (“ARCT IV”) since its formation February 2012 and as the chief executive officer of the ARCT IV advisor and the ARCT IV property manager since their formation in February 2012. Mr. Schorsch has served as the chairman of the board of directors of American Realty Capital Healthcare Trust II, Inc. (“ARC HT II”) since its formation in October 2012. Mr. Schorsch has served as the chairman of the board of directors and chief executive officer of ARC Realty Finance Trust, Inc. (“ARC RFT”) since its formation in November 2012 and as chief executive officer of the ARC RFT advisor since its formation in November 2012. Mr. Schorsch has served as chairman of the board of directors of American Realty Capital Trust V, Inc. (“ARCT V”) and as chief executive officer of ARCT V, the ARCT V advisor and the ARCT V property manager since its inception in January 2013. Mr. Schorsch has served as executive chairman of the board of directors of RCS Capital Corporation (“RCS Capital”) since February 2013 and as co-chief executive officer of RCS Capital Management since April 2013. He also served as the chairman of the board of directors of American Realty Capital Hospitality Trust, Inc. (“ARC HOST”) since its formation in July 2013 and as a member of the board of managers of the ARC HOST sub-property manager since August 2013. Mr. Schorsch has served as a director of the general partner of American Energy Capital Partners, LP (“AEP”) since its formation in October 2013. Mr. Schorsch has served as chief executive officer and chairman of the board of directors of American Realty Capital New York City REIT, Inc. (“ARC NYCR”) and chief executive officer of the ARC NYCR advisor and the ARC NYCR property manager since their formation in December 2013.

From September 2006 to July 2007, Mr. Schorsch was chief executive officer of an affiliate, American Realty Capital, a real estate investment firm. Mr. Schorsch founded and formerly served as president, chief executive officer and vice chairman of American Financial Realty Trust (“AFRT”) from its inception as a REIT in September 2002 until August 2006. AFRT was a publicly traded REIT (which was listed on the NYSE within one year of its inception) that invested exclusively in offices, operation centers, bank branches, and other operating real estate assets that are net leased to tenants in the financial services industry, such as banks and insurance companies. Through American Financial Resource Group (“AFRG”) and its successor corporation, AFRT, Mr. Schorsch executed in excess of 1,000 acquisitions, both in acquiring businesses and real estate property with transactional value of approximately $5 billion, while also operating offices in Europe that focused on sale and leaseback and other property transactions in Spain, France, Germany, Finland, Norway and the United Kingdom. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young, LLP. From 1995 to September 2002, Mr. Schorsch served as chief executive officer and president of AFRG, AFRT’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in a number of industries. Prior to AFRG, Mr. Schorsch served as president of a non-ferrous metal product manufacturing business, Thermal Reduction. He successfully built the business through mergers and acquisitions and ultimately sold his interests to Corrpro (NYSE) in 1994. Mr. Schorsch attended Drexel University.

We believe that Mr. Schorsch’s current experience as chairman and chief executive officer of NYRT, ARC RCA, ARC DNAV, ARC HT, ARCP, ARC Global, ARCT IV, ARC RFT, ARCT V, ARC HOST, NYCR, and RCS Capital, his current experience as chairman of ARC HT II, his previous experience as president, chief executive officer and vice chairman of AFRT and chairman and chief executive officer of ARCT, ARCT III and ARCT IV, and his significant real estate acquisition experience, make him well qualified to serve as our chairman of our board of directors.

William M. Kahane

William M. Kahane has been an interested director of the Company since its formation in May 2010 and, until March 2012, was president of the Company. Mr. Kahane served as the president and chief operating officer of the BDCA Adviser, LLC (the “Adviser”) from its formation in June 2010 until March 2012. Mr. Kahane has been active in the structuring and financial management of commercial real estate investments for over 35 years. Mr. Kahane served as an executive officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in August 2007 until the close of ARCT’s merger with Realty Income Corporation in January 2013. He also served as a director of ARCT from August 2007 until January 2013. Mr. Kahane has served as a director of ARC RCA since its formation in July 2010. He also had served as an executive officer of ARC RCA and the ARC RCA advisor from their formation in July 2010 and May 2010, respectively, until March 2012. Mr. Kahane also has been a director of PE-ARC and the president, chief operating officer and treasurer of the PE-ARC advisor since their formation in December 2009. Mr. Kahane has served as a director of NYRT since its formation in October 2009 and had served as an executive officer of NYRT from October 2009 until March 2012 and as an executive officer of the NYRT advisor and property manager from their formation in November 2009 until March 2012. Mr. Kahane served as a director of ARC DNAV and an executive officer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager from their formation in September 2010 until March 2012. Mr. Kahane served as an executive officer of ARCT III from October 2010 until April 2012 and as an executive officer of the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until April 2012. Mr. Kahane has served as a director of ARC HT since its formation in August 2010 and as president and chief operating officer of ARC HT, the ARC HT advisor and the ARC HT property manager from August 2010 until March 2012. Mr. Kahane served as a director and executive officer of ARCP and as an executive officer of the ARCP advisor from their formation in December 2010 and November 2010, respectively, until March 2012. Mr. Kahane was reappointed as a director of ARCP in February 2013. Mr. Kahane was appointed as a director of ARC HT II in March 2013. Mr. Kahane has served as chief executive officer and a director of RCS Capital since February 2013. Mr. Kahane has served as ARC HOST’s chief executive officer and president since August 2013. Mr. Kahane has served as co-chief executive officer of the ARC HOST advisor and chief executive officer of the ARC HOST property manager since August 2013. Mr. Kahane has served as a member of the board of managers of the ARC HOST sub-property manager since August 2013. Mr. Kahane has served as chief executive officer and director of RCS Capital since February 2013. Mr. Kahane has served as a director of Cole Real Estate Income Strategy (Daily NAV), Inc. and Cole Credit Property Trust, Inc. since the Company’s acquisition of Cole in February 2014. Mr. Kahane has served as a member of the investment committee of Aetos Capital Asia Advisors, a $3 billion series of opportunistic funds focusing on assets primarily in Japan and China, since 2008. Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 – 1979. From 1981 – 1992, Mr. Kahane worked at Morgan Stanley & Co., specializing in real estate, becoming a managing director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the chairman. Mr. Kahane served as a trustee at AFRT (April 2003 to August 2006), during which time Mr. Kahane served as chairman of the finance committee of AFRT’s board of trustees. Mr. Kahane has been a managing director of GF Capital Management & Advisors LLC (“GF Capital”), a New York-based merchant banking firm, where he has directed the firm’s real estate investments since 2001. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Mr. Kahane also was on the board of directors of Catellus Development Corp., a NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an MBA from Stanford University’s Graduate School of Business.

We believe that Mr. Kahane’s current experience as a director of ARC RCA, NYRT, ARC HT, ARC HT II, ARCP and PE-ARC, his prior experience as an executive officer and director of ARC DNAV, ARCT III and ARCT, his prior experience as chairman of the board of Catellus Development Corp. and his significant investment banking experience in real estate, make him well qualified to serve as a member of our board of directors.

Leslie D. Michelson

Leslie D. Michelson was appointed as an independent director of the Company in January 2011. Mr. Michelson also has served as an independent director of ARC HT since January 2011 and as lead independent director of ARC HT since July 2012. Mr. Michelson served as an independent director of ARCT from January 2008 until the close of its merger with Realty Income Corporation in January 2013. Mr. Michelson was appointed as lead independent director of ARCT in July 2012. Mr. Michelson served as an independent director of ARC RCA from March 2012 until October 2012. Mr. Michelson also has served as an independent director of ARCP since October 2012. Mr. Michelson was appointed as lead independent director of ARC RFT in January 2013. Mr. Michelson served as an independent director of ARC DNAV from August 2011 until February 2012 and served as a director of NYRT from October 2009 until August 2011. Mr. Michelson has served as the chairman and chief executive officer of Private Health Management, a retainer-based primary care medical practice management company since April 2007. Mr. Michelson served as vice chairman and chief executive officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and currently serves on its board of directors. Mr. Michelson served on the board of directors of Catellus Development Corp. from 1997 until 2004 when the company was sold to ProLogis. Mr. Michelson was a member of the Audit Committee of the board of directors for 5 years and served at various times as the chairman of the Audit Committee and the Compensation Committee. From April 2001 to April 2002, he was an investor in, and served as an advisor or director of, a portfolio of entrepreneurial healthcare, technology and real estate companies. From March 2000 to August 2001, he served as chief executive officer and as a director of Acurian, Inc., an Internet company that accelerates clinical trials for new prescription drugs. From 1999 to March 2000, Mr. Michelson served as an adviser of Saybrook Capital, LLC, an investment bank specializing in the real estate and health care industries. From June 1998 to February 1999, Mr. Michelson served as chairman and co-chief executive officer of Protocare, Inc., a manager of clinical trials for the pharmaceutical industry and disease management firm. From 1988 to 1998, he served as chairman and chief executive officer of Value Health Sciences, Inc., an applied health services research firm he co-founded. Mr. Michelson has been a director of Nastech Pharmaceutical Company Inc., a NASDAQ-traded biotechnology company focused on innovative drug delivery technology, from 2004 to 2008, of Highlands Acquisition Company, an AMEX-traded special purpose acquisition company, from 2007 to 2009, and of G&L Realty Corp., a NYSE-traded medical office building REIT from 1995 to 2001, and of Landmark Imaging, a privately held diagnostic imaging and treatment company from 2007 to 2010. Also since June 2004 and through the present, he has been and is a director and vice chairman of ALS-TDI, a philanthropy dedicated to curing Amyotrophic Lateral Sclerosis (“ALS”), commonly known as Lou Gehrig’s disease. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.

We believe that Mr. Michelson’s current experience as lead independent director of ARC HT and ARC RFT; his current experience as an independent director of ARCP, his previous experience as a member of the board of directors of ARC DNAV, NYRT, ARC RCA and ARCT, and Catellus Development Corp. and his legal education make him well qualified to serve as a member of our Board of Directors.

William G. Stanley

William G. Stanley was appointed as an independent director of the Company in January 2011. Mr. Stanley has been an independent director of ARCT from January 2008 until the close of its merger with Realty Income Corporation in January 2013 and as an independent director of ARC RCA since February 2011. Mr. Stanley was appointed as head independent director of ARCT IV in January 2013. Mr. Stanley also serves as an independent director of NYRT since October 2009. Mr. Stanley is the founder and managing member of Stanley Laman Securities, LLC (“SLS”), a FINRA member broker-dealer, since 2004, and the founder and president of The Stanley-Laman Group, Ltd (“SLG”), a registered investment advisor for high net worth clients since 1997. SLG has built a multi-member staff which critically and extensively studies the research of the world’s leading economists and technical analysts to support its tactical approach to portfolio management. Over its history, SLG and SLS have assembled an array of intellectual property in the investment, estate, tax and business planning arena. Mr. Stanley has earned designations as a Chartered Financial Consultant, Chartered Life Underwriter, and received his Master of Science in Financial Services from the American College in 1997. Mr. Stanley holds FINRA Series 7, 63 and 24 licenses.

We believe that Mr. Stanley’s current experience as an independent director of ARC RCA, ARCT IV and NYRT, his prior experience as an independent director of ARCT, his significant background in the finance and investment management industry and his service on the board of directors of other public companies in the past makes him well qualified to serve as a member of our Board of Directors.

Edward G. Rendell

Edward G. Rendell was appointed as an independent director of the Company in January 2011. Governor Rendell also has served as an independent director of ARCT III from March 2012 until the close of its merger with ARCP in February 2013 and as an independent director of ARC RCA since October 2012. Governor Rendell served as an independent director of ARCP from July 2011 until October 2012. Governor Rendell was reappointed as an independent director of ARCP in February 2013. Mr. Rendell was appointed as an independent director of ARC Global in May 2012. Governor Rendell also served as an independent director of ARC HT from January 2011 until March 2012. Governor Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011. As the Governor of the Commonwealth of Pennsylvania, he served as the chief executive of the nation’s 6th most populous state and oversaw a budget of $28.3 billion. He also served as the Mayor of Philadelphia from January 1992 through January 2000. As the Mayor of Philadelphia, he eliminated a $250 million deficit, balanced the city’s budget and generated five consecutive budget surpluses. He was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Governor Rendell served as the District Attorney of Philadelphia from January 1978 through January 1986. In 1986 he was a candidate for governor of the Commonwealth of Pennsylvania. In 1987, he was a candidate for the mayor of Philadelphia. From 1988 through 1991, Governor Rendell was an attorney at the law firm of Mesirov, Gelman and Jaffe. From 2000 through 2002, Governor Rendell was an attorney at the law firm of Ballard Sphar. Governor Rendell worked on several real estate transactions as an attorney in private practice. An Army veteran, Governor Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.

We believe that Governor Rendell’s current experience as an independent director of ARCT III, ARC RCA and ARC Global, his prior experience as an independent director of ARCP and ARC HT, his over thirty years of legal, political and management experience gained from serving in his capacities as the Governor of Pennsylvania and as the Mayor and District Attorney of Philadelphia, including his experience in overseeing the acquisition and management of Pennsylvania’s real estate development transactions, including various state hospitals, make him well qualified to serve as a member of our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF MESSRS. NICHOLAS S. SCHORSCH, WILLIAM M. KAHANE, LESLIE D. MICHELSON, WILLIAM G. STANLEY AND EDWARD G. RENDELL AS MEMBERS OF THE BOARD OF DIRECTORS TO SERVE UNTIL THE 2015 ANNUAL STOCKHOLDERS MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

Information About the Board of Directors and its Committees

The Board of Directors ultimately is responsible for the management and control of our business and operations. We have no employees and have retained the Adviser to manage our day-to-day operations. The Adviser is wholly owned by AR Capital, LLC (the “Sponsor”), which is majority owned and controlled by Mr. Nicholas S. Schorsch, our chairman and chief executive officer, and Mr. William M. Kahane, one of our directors.

The Board of Directors held a total of six meetings during the fiscal year ended December 31, 2013 and took action by written consent on eleven occasions. All directors and nominees attended at least 75% of the total number of meetings while they were a member of the Board of Directors. All of our directors attended the 2013 annual stockholders’ meeting. We anticipate that all directors and nominees will attend the Annual Meeting. We encourage all directors and director nominees to attend our annual meetings of stockholders.

The Board of Directors has approved and organized an audit committee, compensation committee and nominating and corporate governance committee.

Leadership Structure of the Board of Directors

Nicholas S. Schorsch serves as our chairman of the Board and also serves as our chief executive officer. Since our inception, Mr. Schorsch has served as chairman of our board of directors and our chief executive officer. Our board of directors believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. We believe the combined role of chairman and chief executive officer, together with our independent directors, is in our best interest because it provides the appropriate balance between strategic development and independent oversight of management.

Oversight of Risk Management

The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its oversight of the Company’s executive officers and the Adviser. Each committee of our Board of Directors plays a distinct role with respect to overseeing management of our risks:

•	Audit Committee: Our audit committee oversees the management of enterprise risks. To this end, our audit committee meets at least annually (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.
•	Compensation Committee: Our compensation committee oversees the management of risks relating to the fees paid to the Adviser under the Agreement. In fulfillment of this duty, the compensation committee meets at least annually to review the agreements. In addition, the compensation committee reviews the performance of the Adviser to determine whether the compensation paid was reasonable in relation to the nature and quality of services performed and whether the provisions of the Agreement were being satisfactorily performed.
•	Nominating and Corporate Governance Committee: Our nominating and corporate governance committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board of Directors on a regular basis to apprise our Board of Directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Audit Committee

Each member of the audit committee is independent for purposes of the Investment Company Act of 1940. Our audit committee consists of Messrs. Michelson (Chairman) and Stanley. The Board has determined that Mr. Michelson is qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC and is an independent director.

The audit committee, in performing its duties, monitors:

•	our financial reporting process;
•	the integrity of our financial statements;
•	compliance with legal and regulatory requirements;
•	the independence and qualifications of our independent and internal auditors, as applicable; and
•	the performance of our independent and internal auditors, as applicable.

Our audit committee held four meetings during the fiscal year ended December 31, 2013.

Our audit committee operates pursuant to a written charter. The charter of the audit committee is available to any stockholder who requests it c/o Business Development Corporation of America, 405 Park Avenue, 3rd Floor, New York, NY 10022 and is also available on the Company’s website at www.bdcofamerica.com.

The audit committee’s report on our financial statements for the fiscal year ended December 31, 2013 is discussed below under the heading “Audit Committee Report.”

Compensation Committee

Each member of the compensation committee is independent for purposes of the Investment Company Act of 1940. The compensation committee operates pursuant to a written charter and conducts periodic reviews of our Amended and Restated Investment Advisory and Management Services Agreement (the “Agreement”). The committee considers in such periodic reviews, among other things, whether the compensation of our Adviser is reasonable in relation to the nature and quality of services performed, and whether the provisions of the Agreement are being satisfactorily performed. Messrs. Michelson (Chairman), Rendell and Stanley serve as the members of our compensation committee. Our compensation committee met one time in 2013. The charter of the compensation committee is available in print to any stockholder who requests it and is also available on the Company’s website at www.bdcofamerica.com.

Nominating and Corporate Governance Committee

Each member of the nominating and corporate governance committee is independent for purposes of the Investment Company Act of 1940. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the board and our management. The nominating and corporate governance committee met four times in 2013. Messrs. Michelson, Rendell and Stanley (Chairman) serve as the members of our nominating and corporate governance committee. The charter of the nominating and corporate governance committee is available in print to any stockholder who requests it and is also available on the Company’s website at www.bdcofamerica.com.

When nominating director candidates, the nominating and corporate governance committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other members of the Board of Directors, each candidate’s ability to devote sufficient time to the affairs of the Company, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. In addition, while the Board of Directors does not have a formal policy on diversity, it will consider issues of diversity, including diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills when filling vacancies on the Board of Directors. Other than the foregoing, there are no stated minimum criteria for director nominees. The director nominees for the Annual Meeting were approved by the members of the nominating and corporate governance committee and the entire Board of Directors.

The Board of Directors will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the Company’s bylaws. See “Stockholder Proposals for the 2015 Annual Meeting” for additional information regarding stockholder nominations of director candidates.

Director Independence

Our Charter and bylaws provide for a Board of Directors with no fewer than three and no more than fifteen directors, a majority of whom must be independent. Under our Charter, a director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The members of the Board of Directors who are not independent directors are referred to as interested directors.

Communications with the Board of Directors

The Company’s stockholders may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of Business Development Corporation of America, 405 Park Avenue, 3rd Floor, New York, New York 10022, Attention: Nicholas Radesca, Chief Financial Officer, Treasurer and Secretary. Mr. Radesca will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS

Compensation of Executive Officers

We currently have no employees. Our Adviser performs our day-to-day management functions. Our current executive officers, Nicholas S. Schorsch, Peter M. Budko, Nicholas Radesca and Robert K. Grunewald, are all employees of the Adviser and do not receive any compensation directly from the Company for the performance of their duties as executive officers of the Company. As a result, we do not have, and our Board has not considered, a compensation policy or program for our executive officers and has not included in this proxy statement a “Compensation Discussion and Analysis,” a report from our compensation committee with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives or a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation. See “Certain Relationships and Related Transactions” below for a discussion of fees and expenses payable to the Adviser and its affiliates.

Directors and Executive Officers

The following table presents certain information as of the date of this Proxy Statement concerning each of our directors and executive officers serving in such capacity:

Name	Age	Principal Occupation and Positions Held
Nicholas S. Schorsch	53	Chairman and Chief Executive Officer
Peter M. Budko	54	President and Chief Operating Officer
Nicholas Radesca	48	Chief Financial Officer and Treasurer
Robert K. Grunewald	51	Chief Investment Officer
William M. Kahane	66	Director
Leslie D. Michelson	63	Independent Director
William G. Stanley	58	Independent Director
Edward G. Rendell	70	Independent Director

Nicholas S. Schorsch

Please see “Business Experience of Nominees” beginning on page 5 for biographical information about Mr. Schorsch.

Peter M. Budko

Peter M. Budko has served as president of the Company since April 2012 and has served as the chief operating officer of the Company since January 2011. Mr. Budko has served as the chief executive officer of the Adviser since June 2010. He also served as the chief investment officer of the Company from May 2010 until April 2012. Mr. Budko founded and formerly served as Managing Director and Group Head of the Structured Asset Finance Group, a division of Wachovia Capital Markets from 1997 to 2006. As head of this group, Mr. Budko had responsibility for a diverse platform of structured financial and credit products, including commercial asset securitization; net lease credit financing and acquisitions; structured tax free asset exchange solutions and qualified intermediary services for real estate exchange investors. While at Wachovia, Mr. Budko acquired over $5 billion of assets. From 1987 to 1997, Mr. Budko worked in the Private Placement and Corporate Real Estate Finance Groups at NationsBank Capital Markets (predecessor to Bank of America Securities), becoming head of the Corporate Real Estate Finance group in 1990. Within the Private Placement group, Mr. Budko was responsible for the origination, structuring and placement of highly structured debt offerings by corporate issuers within NationsBank. Mr. Budko received a B.A. in Physics from the University of North Carolina.

Nicholas Radesca

Nicholas Radesca has served as the chief financial officer and treasurer of the Company and the Adviser since February 2013. Mr. Radesca has also served as the chief financial officer and treasurer of American Energy Capital Partners, LP’s general partner since October 2013. Mr. Radesca has served as chief financial officer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager since January 2014. In addition, Mr. Radesca has served as chief financial officer of ARCT V, the ARC V advisor and the ARCT V property manager since January 2014. Mr. Radesca has also served as the chief financial officer of NYRT, the NYRT advisor, the NYRT property manager since February 2014. Mr. Radesca also served as the interim chief financial of ARC HT, the ARC HT advisor, the ARC HT property manager, ARC HT II, the ARC HT II advisor and the ARC HT II property manager from February 2014 to March 2014. Mr. Radesca has also served as the chief financial officer and treasurer of ARC RFT and the ARC RFT advisor since January 2013. Prior to joining American Realty Capital in December 2012, Mr. Radesca was employed by Solar Capital Management, LLC, from March 2008 to May 2012, where he served as the chief financial officer and corporate secretary for Solar Capital Ltd. and its predecessor company, and Solar Senior Capital Ltd., both of which are publicly traded business development companies. From 2006 to February 2008, Mr. Radesca served as the chief accounting officer at iStar Financial Inc., a publicly traded commercial REIT, where his responsibilities included overseeing accounting, tax and SEC reporting. Prior to iStar, Mr. Radesca served in various senior accounting and financial reporting roles at Fannie Mae, Del Monte Foods Company, Providian Financial Corporation and Bank of America. Mr. Radesca has nearly 20 years of experience in financial reporting and accounting and is a licensed certified public accountant in New York and Virginia. He holds a B.S. in accounting from the New York Institute of Technology and an M.B.A. from the California State University, East Bay.

Robert K. Grunewald

Robert K. Grunewald has served as the chief investment officer of the Company since April 2012. Mr. Grunewald has also served as the chief investment officer of the Adviser since September 2011. Mr. Grunewald has over 25 years of experience with middle market finance, business development companies and asset management. Within the finance industry, he has participated as a lender, investment banker, M&A advisor, portfolio manager and hedge fund operator. As head of Financial Services M&A at NationsBank/Montgomery Securities from 1992 through 1997, Mr. Grunewald and his team completed numerous assignments for clients throughout the specialty finance industry. In 1997, Mr. Grunewald was recruited to lead the Specialty Finance Investment Banking Practice at what became Wachovia Securities. At Wachovia, Mr. Grunewald managed a number of high profile transactions, including initial public offerings and secondary offerings for some of the largest publicly-traded BDCs and finance companies including Capital Source, American Capital Strategies, Allied Capital, Ares Capital and Gladstone Capital. In 2006, Mr. Grunewald joined American Capital Strategies, or ACAS, a publicly-traded BDC and global asset manager with current assets under management in excess of $52 billion. As head of the Financial Services Investment Practice from 2006 through 2009, Mr. Grunewald and his team focused on investment activity in the specialty finance, insurance, depository and asset management sectors. In his three years at ACAS, Mr. Grunewald committed over $1 billion to debt and equity investments and also founded two highly successful financial services companies at ACAS: Core Financial Holdings, a diversified commercial finance company and asset based lender, and American Capital Agency Corporation (NASDAQ: “AGNC”), a publicly traded mortgage REIT, currently with over $43 billion in assets. Mr. Grunewald’s relationships and contacts within the middle market finance arena will allow BDCA to source debt and equity investments from a large universe of middle market originators and sponsors.

William M. Kahane

Please see “Business Experience of Nominees” beginning on page 5 for biographical information about Mr. Kahane.

Leslie D. Michelson

Please see “Business Experience of Nominees” beginning on page 5 for biographical information about Mr. Michelson.

William G. Stanley

Please see “Business Experience of Nominees” beginning on page 5 for biographical information about Mr. Stanley.

Edward G. Rendell

Please see “Business Experience of Nominees” beginning on page 5 for biographical information about Mr. Rendell.

Compensation of Directors

The following table sets forth information regarding compensation of our directors during the fiscal year ended December 31, 2013:

Name	Fees Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
Nicholas S. Schorsch(1)	$—	$—	$—	$—	$—	$—	$—
William M. Kahane(2)	—	—	—	—	—	—	—
Leslie D. Michelson	32,083	—	—	—	—	—	32,083
William G. Stanley	26,250	—	—	—	—	—	26,250
Edward G. Rendell	23,333	—	—	—	—	—	23,333

(1)	Mr. Schorsch, who is an executive officer of the Company, receives no additional compensation for serving as a director.
(2)	Mr. Kahane, a director of the Company, received no compensation for serving as a director.

Independent directors receive an annual fee of $20,000 plus reimbursement of any reasonable out-of pocket expenses incurred in connection with their service on the Board of Directors. In addition, the chairman of the audit committee receives an annual fee of $5,000 and the chairman of each of the nominating and corporate governance committee and the compensation committee receive an annual fee of $2,500 for their additional services, if any, in these capacities. In addition, the Company purchases directors’ and officers’ liability insurance on behalf of its directors and officers. The Company’s independent directors will also receive compensation for the in-person attendance of certain industry-related events and seminars in the amount of: (1) $2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours; or (2) $5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of April 14, 2014, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:

•	each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;
•	each of the Company’s officers and directors; and
•	all of the Company’s officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned		Percent of Class(2)
AR Capital, LLC	163,866	(3)	*
Interested Directors:
Nicholas S. Schorsch	—		*
William M. Kahane	—		—
Independent Directors:
Leslie D. Michelson	—		—
William G. Stanley	5,097		*
Edward G. Rendell	—		—
Officers (that are not directors):
Peter M. Budko	—		—
Nicholas Radesca	—		—
Robert K. Grunewald	—		—
All directors and executive officers as a group (8 persons)	168,963		0.2%

*	Less than 1%.
(1)	The business address of each individual or entity listed in the table is 405 Park Avenue, New York, New York 10022.
(2)	Based on a total of 101,116,193 shares of common stock issued and outstanding on April 14, 2014.
(3)	Represents shares held by our Sponsor, which is indirectly majority-owned by Nicholas S. Schorsch and William M. Kahane and shares held by Mr. Stanley.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Adviser

We have entered into an investment advisory agreement with the Adviser whereby the Adviser manages our day to day operations. Our Adviser is indirectly wholly owned by our Sponsor, which is controlled by Mr. Schorsch, our chairman and chief executive officer, and Mr. Kahane, a member of our Board of Directors. Our chief financial officer and chief compliance officer and the Adviser’s investment professionals may also serve as principals of other investment managers affiliated with the Adviser or AR Capital that may in the future manage investment funds with investment objectives similar to ours.

For the year ended December 31, 2013, we incurred $6.6 million of management fees, of which the Adviser waived $0.0 million. For the year ended December 31, 2013, we incurred $8.8 million of incentive fees, of which the Advisor waived $1.8 million.

The Adviser, pursuant to a private placement, contributed an aggregate of $200,000 to purchase 22,222 shares of common stock at $9.00 per share, which represents the public offering price at that time of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share. Because no sales commission or dealer manager fees were paid on the gross offering proceeds from the private placement, the per share net offering proceeds received by us from the private placement were equal to the per share net offering proceeds that we received from investors who purchased our shares at a price of $10.00 in this offering. In addition, the Adviser has contributed an additional $1,300,000 to purchase 140,845 shares of our common stock at $9.23 per share so that the aggregate contribution by the Adviser was $1,500,000. The Adviser will not tender any of its shares for repurchase as long as they continue to serve as our investment adviser.

Any transaction with our affiliates must be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the directors, including a majority of disinterested directors.

Expense Support Agreement

The Adviser and its affiliates may incur and pay costs and fees on behalf of the Company which may be reimbursable to the Adviser. The Company and the Adviser have entered into the Expense Support Agreement whereby the Adviser may pay the Company up to 100% of all offering and operating expenses (“Expense Support Payment”) for any period beginning on the effective date of the Registration Statement, until the Adviser and the Company mutually agree otherwise. The Expense Support Payment for any month shall be paid by the Adviser to the Company in cash and/or offsets against amounts due from the Company to the Adviser, no later than five business days after the end of such month.

Offering and operating expenses subject to this agreement included offering costs incurred in connection with the Company’s ongoing offering of common stock, which are recorded as a component of equity, and expenses as defined by U.S. GAAP, including, without limitation, advisory fees payable and interest on indebtedness for such period, if any.

Pursuant to the terms of the Expense Support Agreement, the Company has agreed to reimburse the Adviser for each Expense Support Payment within three years from the date in which such Expense Support Payment is made by the Adviser, if requested by the Adviser. Reimbursement shall be made as promptly as possible, but only to the extent it does not cause the Company’s operating expenses, excluding organization and offering expenses, management fees and incentive fees payable to the Adviser, financing fees and interest, brokerage commissions and extraordinary expenses to exceed 1.5% of net assets attributable to shares of common stock after taking such payment into account.

If an Expense Support Payment has not been reimbursed within three years of the date such Expense Support Payment was incurred, the Company’s obligation to pay such Expense Support Payment shall automatically terminate, and be of no further effect.

For the year ended December 31, 2013, no Expense Support Payments were made by our Adviser. For the year ended December 31, 2012, $0.3 million in Expense Support Payments were made by our Adviser. For the year ended December 31, 2011, $0.7 million in Expense Support Payments were made by our Adviser.

Dealer Manager

We have entered into a dealer manager agreement with Realty Capital Securities, LLC (our “Dealer Manager”). We paid to our Dealer Manager 7% of the gross offering proceeds from our initial public offering, except that no selling commissions were paid on shares sold under our distribution reinvestment plan. Our Dealer Manager reallowed all of the selling commission to participating broker-dealers. Alternatively, a participating broker-dealer was permitted to elect to receive a fee equal to 7.5% of gross proceeds from the sale of shares by such participating broker-dealer, with 2.5% thereof paid at the time of such sale and 1% thereof paid on each anniversary of the closing of such sale up to and including the fifth anniversary of the closing of such sale, in which event, a portion of the dealer manager fee will be reallowed such that the combined selling commission and dealer manager fee do not exceed 10% of gross proceeds of our primary offering. Our Dealer Manager was required to repay to the Company any excess amounts received over FINRA’s 10% cap if the offering was abruptly terminated before reaching the maximum amount of offering proceeds, which did not occur. Additionally, we paid to our Dealer Manager a dealer manager fee equal to 3% of the gross offering proceeds of our primary offering; we did not pay a dealer manager fee with respect to sales under our distribution reinvestment plan. Our Dealer Manager was permitted to reallow all or part of the dealer manager fee to participating broker-dealers. During the fiscal year ended December 31, 2013, the Company incurred $45 million to our Dealer Manager for commissions and dealer manager fees, of which approximately $29.4 million was paid directly to participating broker-dealers per our Dealer Manager’s instruction and an additional $4.9 million was reallowed to participating broker dealers.

Nicholas S. Schorsch, executive chairman of our board of directors, and William M. Kahane, one of our directors, together indirectly own a majority of the ownership and voting interests of the public parent company that owns our Dealer Manager.

The public parent company of our Dealer Manager is under common ownership our Sponsor and our Adviser is owned directly or indirectly by our Sponsor. Our Sponsor is owned by current officers and/or directors of the Company as follow: Nicholas S. Schorsch, our chairman and chief executive officer and William M. Kahane, one of our directors, own a controlling interest in our Sponsor and Peter M. Budko, our president and chief operating officer, is an equity holder of our Sponsor.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2013. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

To the Directors of Business Development Corporation of America:

We have reviewed and discussed with management Business Development Corporation of America’s audited financial statements as of and for the year ended December 31, 2013.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Business Development Corporation of America’s Annual Report on Form 10-K for the year ended December 31, 2013.

Audit Committee

Leslie D. Michelson (Chairman)
William G. Stanley

INDEPENDENT REGISTERED ACCOUNTING FIRM

The audit committee of the Board of Directors has selected and appointed Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending 2014. Grant Thornton has audited our consolidated financial statements since November 19, 2010. A representative of Grant Thornton will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees

Aggregate fees for professional services rendered by Grant Thornton for the years ended December 31, 2013 and 2012 were as follows:

Audit Fees

Audit fees billed were $275,040 and $221,750 for the fiscal years ended December 31, 2013 and December 31, 2012, respectively. The fees were for professional services rendered for audits of the Company’s annual consolidated financial statements, reviews of the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q and consents on the Company’s amendments to Form S-11.

Audit Related Fees

There were no audit related fees billed for the fiscal years ended December 31, 2013 and December 31, 2012.

Tax Fees

There were no tax fees billed for the fiscal years ended December 31, 2013 and 2012.

All Other Fees

There were $51,025 other fees billed for the fiscal years ended December 31, 2013 and December 31, 2012. The aggregate fees billed by the independent auditor for the fiscal years ended December 31, 2013 and December 31, 2012 were $326,065 and $221,750, respectively.

Pre-Approval Policies and Procedures

In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by Grant Thornton were pre-approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who beneficially own more than 10% of the Common Stock of the Company to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the SEC. Such officers, directors and 10% stockholders of the Company are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company’s review of the copies of such forms received by it with respect to the fiscal year ended December 31, 2013, all reports were filed on a timely basis.

CODE OF ETHICS

The Board of Directors adopted a Code of Ethics effective as of January 25, 2011 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.

The Code of Ethics is available on the Company’s website at www.bdcofamerica.com. You may also obtain a copy of the Code of Ethics by writing to our secretary at: Business Development Corporation of America, 405 Park Avenue, 3rd Floor, New York, New York 10022, Attention: Nicholas Radesca. A waiver of the Code of Ethics for our chief executive officer may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other employees may be made only by our chief executive officer or chief operating officer and shall be discussed with the Board of Directors or a committee of the Board of Directors as appropriate.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All members of the Compensation Committee are independent directors and none of the members are present or past employees of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the board.

OTHER MATTERS PRESENTED FOR ACTION AT THE 2014 ANNUAL MEETING

Our Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2015 annual meeting of stockholders, the proposal must be received at our principal executive offices no later than December 30, 2014. Any proposal received after the applicable time in the previous sentence will be considered untimely.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for the Annual Meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our bylaws, for a stockholder proposal to be properly submitted for presentation at our 2015 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on November 30, 2014 and ending at 5:00 p.m., Eastern Time, on December 30, 2014. Any proposal received after the applicable time in the previous sentence will be considered untimely. Additionally, a stockholder proposal must contain information specified in our bylaws, including, without limitation:

1.	as to each director nominee;
•	the name, age, business address, and residence address of the nominee;
•	the class, series and number of any shares of stock of the Company beneficially owned by the nominee;
•	the date such shares were acquired and the investment intent of such acquisitions;
•	all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and
2.	as to any other business that the stockholder proposes to bring before the meeting,
•	a description of the business to be brought before the meeting;
•	the reasons for proposing such business at the meeting;
•	any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and
3.	as to the proposing stockholder (and the Stockholder Associated Persons, if any), the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and
4.	as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,
•	the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and
5.	to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with the Company’s charter. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Business Development Corporation of America, 405 Park Avenue, 3rd Floor, New York, NY 10022, Attention: Nicholas Radesca (telephone: (212) 415-6500).

By Order of the Board of Directors,

/s/ Nicholas Radesca

Nicholas Radesca
Chief Financial Officer, Treasurer and Secretary

BDCA
Business Development Corporation of America

PO BOX 55909, BOSTON, MA 02205-5909

Your Vote is Important!

Vote by Internet

Please go to the electronic voting site at **www.2voteproxy.com/arc**. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Telephone

Please call us toll free at **1-800-830-3542**, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail

Complete, sign and date your proxy card and return it promptly in the enclosed envelope.

If Voting by Mail
Remember to sign and date the form below.
Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Annual Meeting of Stockholders

May 29, 2014 at 2:30 PM

This proxy is solicited by the Board of Directors

The undersigning hereby appoints Nicholas Radesca and James A. Tanaka, or one of them, and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of Business Development Corporation of America (the "Company") to be held at The Core Club, located at 66 E. 55th Street, New York, NY 10022, at 2:30 p.m. (local time) on Thursday, May 29, 2014, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of the proxy a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies that may properly come before the Annual Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Stock Owner signature | Date

Co-Owner signature | Date

ARC14-BDCA-V4

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement, Annual Report is/ are available at:
www.2voteproxy.com/arc

Please mark box(es) as shown in this example. [X]

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

	FOR	AGAINST	ABSTAIN
1a. Nicholas S. Schorsch	☐	☐	☐
1b. William M. Kahane	☐	☐	☐
1c. Leslie D. Michelson	☐	☐	☐
1d. William G. Stanley	☐	☐	☐
1e. Edward G. Rendell	☐	☐	☐

NOTE: Other business may properly come before the meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

ARC14-BDCA-V4